                                                                      Exhibit 24

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

         The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2003


/s/ Barbara M. Barrett
----------------------
Barbara M. Barrett
Director

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

    The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2003


/s/ Daniel P. Burnham
--------------------------------
Daniel P. Burnham
Chairman and Chief Executive Officer

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

         The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2003


/s/ Ferdinand Colloredo-Mansfeld
--------------------------------
Ferdinand Colloredo-Mansfeld
Director

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

     The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: March 21, 2003


/s/ John M. Deutch
-------------------
John M. Deutch
Director

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

     The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2003


/s/ Thomas E. Everhart
----------------------
Thomas E. Everhart
Director

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

         The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2003


/s/ Frederic M. Poses
---------------------
Frederic M. Poses
Director

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

         The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2003


/s/ Warren B. Rudman
--------------------
Warren B. Rudman
Director

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

         The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2003


/s/ Michael C. Ruettgers
------------------------
Michael C. Ruettgers
Director

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

     The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2003


/s/ Ronald L. Skates
--------------------
Ronald L. Skates
Director

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

         The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2003


/s/ William R. Spivey
---------------------
William R. Spivey
Director

                                POWER OF ATTORNEY

                                RAYTHEON COMPANY

         The undersigned hereby constitutes Jay B. Stephens and Edward S. Pliner, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, in connection with the preparation, execution and filing with the Securities and Exchange Commission (the "Commission"), under the Securities Exchange Act of 1934 of an Annual Report on Form 10-K of Raytheon Company (the "Company") and any amendments thereto for the Company's fiscal year ended December 31, 2002 with exhibits thereto, including, but not limited to, the Company's Audited Consolidated Financial Statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and Management's Discussion and Analysis of Financial Condition and Results of Operations for the Company's fiscal year ended December 31, 2002, and other documents in connection therewith (collectively, the "Form 10-K"), and all matters required by the Commission in connection with the Form 10-K, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 21, 2003


/s/ John H. Tilelli, Jr.
------------------------
John H. Tilelli, Jr.
Director